NYSE American: LEVB

January 2019

LB
Level Brands

+ cbdMD

CREATING VALUE & BRAND AWARENESS

Forward-looking Statements

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," and "proposes." These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to the expansion of the consumer market for CBD products and our ability to increase cbdMD's market share post-closing, among others. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in Level Brands, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 2018 as filed with the Securities and Exchange Commission (the "SEC") on December 12, 2018 and our other filings with the SEC. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Level Brands, Inc. and are difficult to predict. Level Brands, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law.

Level Brands' History

- **2015:** Founded as a consumer products company led by Kathy Ireland & Martin Sumichrast
- **2016:** Expanded into licensing & brand management
- **November 2017:** Completed IPO on NYSE American
- **December 2018:** Completed transformational acquisition of cbdMD
- cbdMD is an accelerating CBD company with premium products currently available in 700 retail outlets in the US & through an expanding e-commerce channel
- **Our Goal: build cbdMD into the #1 CBD company**


Forbes
SUPERMODEL
SUPERMOGUL

LB
Level Brands

Powerful Brand Building & Executive Team

LEADERSHIP TEAM



Kathy Ireland
Chief Brand Strategist &
Chairman Emeritus



Martin A. Sumichrast
Chief Executive Officer &
Chairman of the Board



Mark S. Elliott
Chief Financial Officer &
Chief Operating Officer

cbdMD TEAM



Scott Coffman
Founder & CEO



Caryn Dunayer
President

BOARD OF DIRECTORS



Anthony K. Shriver
CEO of Best Buddies International



Bakari Sellers
Attorney, political analyst CNN,
former member South Carolina
House of Representatives



Seymour Siegel
President Siegel Rich, Inc.



Gregory Morris
Sr. Executive at Healthstat

LB
Level Brands

Innovative Licensing & Brand-Management Business Units

- We provide **instant brand recognition**, creating bold, socially-responsible branding for leading businesses through our *kathy ireland*® Health & Wellness and Ireland Men One (I'M1) brands.
- Our brand management business helps companies develop strategies that create brand awareness, access new markets, and sell products.
- Consumer-products focused, targeting health & wellness, fashion, beauty, and entertainment.

kathy ireland®
HEALTH & WELLNESS

I'M1
Ireland Men One

EE1
Encore Endeavor One

BEAUTY & PIN-UPS

LB
Level Brands

Powered by Nature. Enhanced by Science.


cbdMD
CBD OIL
CBD OIL


cbdMD
GUMMIES
750MG
cbdMD
PREMIUM
CBD OIL
1500MG


cbdMD
FREEZE
FREEZE
RECOVER
BATH BOMB


PET
CBD OIL

cbdMD is committed to the highest standards for CBD sourcing, extraction, and production. We offer a comprehensive line of 100% natural, hemp-derived CBD oil products, including tinctures, capsules, vape oils, bath bombs, topicals, and a full line of human-grade pet products. We pride ourselves on providing customers an all-natural alternative to traditional pharmaceuticals.

What is CBD?






cbdMD
PREMIUM
CBD OIL

Cannabidiol (CBD) is a compound extracted from hemp containing significant beneficial properties. CBD does not possess any psychoactive properties; therefore customers will not experience a 'high'.

LB
Level Brands

cbdMD Metrics

- The 2018 Farm Bill has opened the CBD market
- According to the Brightfield Group, the CBD market is expected to reach $22B by 2022
- cbdMD's growth in its first year: $7.5M
  - Current annual revenue run rate: $15M
- cbdMD gross profit margin in excess of 70% in first year
- Infusion of capital from Level Brands provides "fuel" for dynamic marketing and expansion plan


30 CAPSULES
cbdMD
PREMIUM
CBD OIL
1500MG
cbdMD
PREMIUM
CBD OIL
5000MG
cbdMD
PET
CBD OIL
750MG

LB
Level Brands

From Seed to Sale

PRODUCT DEV > FORMULATION > MARKETING

Start with organic, domestically-sourced hemp

Extensive production process — from seed to shelf

Market CBD products for masses, not the few

The cbdMD Difference


NATURAL
cbdMD
PREMIUM
CBD OIL
750MG
INNOVATIVE GROWING AND EXTRACTION TECHNIQUES
COMMITMENT
FARMS AND GROWING ARE NOT PROTECTED FROM PESTICIDES
LOCALLY GROWN. LOCALLY MADE. 99.9% PURE CBD. 0% THC.
QUALITY
LOW QUALITY HEMP OIL IMPORTED FROM OVERSEAS
"HYBRID" BROAD-SPECTRUM PRODUCTS WITH BENEFICIAL COMPOUNDS
INNOVATION
STANDARD EXTRACTION, ELIMINATING VALUABLE PROPERTIES
CBD
ORGANIC
NON-GMO
GLUTEN FREE
Vegan
USA GROWN
BROAD SPECTRUM CANNABINOIDS

Innovative Products

cbdMD offers a comprehensive line of 100% natural, hemp-derived CBD oil products, including, tinctures, capsules, gummies, vape oils, bath bombs, topicals, and pet products.


cbdMD
PEANUT BUTTER
CBD TREATS
150 MG
BATH BOMB
FREEZE
REVIVE
PREMIUM CBD
GUMMIES
750MG
CBD VAPE
CBD OIL
RECOVER
PET
CBD OIL

78 product SKUs

- 24 oils
- 6 capsules
- 2 gummies
- 9 vape oils
- 18 topicals
- 6 bath bombs
- 13 pet products

Founder & Creator of National CBD Day


cbdMD
cbdMD
National CBD Day
www.NationalDayCalendar.com
August 8
#NationalCBDDay
National Day



LB
Level Brands

Robust Marketing Campaign


OnTrack
cbdMD
POWERED BY NATURE. ENHANCED BY SCIENCE.
Entrepreneur MAGAZINE
SEPTEMBER 2018 ISSUE


Green
Is CBD Bigger Than Marijuana?
GET STARTED IN CBD
3 Tips for Picking the Right CBD
CBD OIL
cbdMD
Entrepreneur MAGAZINE
NOVEMBER 2018 ISSUE

Robust Marketing Campaign


TOP SINGLES
Sorry, it won't get you stoned.
cbdMD

Rolling Stone DECEMBER 2018 ISSUE


FOCUS
DEPRESSION
MOOD
STRESS
PMS
ANXIETY
JOINTS
SLEEP
ACHES

ELLE FEBRUARY 2019 ISSUE

Robust Marketing Campaign


cbdMD
ALL NATURAL
RELIEF
cbdMD
cbdMD

TIME SQUARE
DECEMBER 31, 2018

First CBD company to advertise in Time Square

LB
Level Brands

Athlete Sponsorships

REAL ATHLETES
REAL RESULTS

TARGETING TOP EXTREME SPORTS ATHLETES WITH STRONG YOUTH APPEAL

- Travis Pastrana
- Brandon "Schmidty" Schmidt
- Quinton "Rampage" Jackson
- Michael Bisping
- Tyron Woodley
- Steve Arpin
- Makua Rothman
- Ryan Williams "R-Willy"
- Josh Sheehan
- Jarryd McNeil
- Nate Adams
- Ryan Sheckler


NITRO CIRCUS
cbdMD

LB
Level Brands

Investor/Corporate Summary

Shares Outstanding[1]	25.4M
Insider Ownership	71%
Market Cap[1]	$82M
Recent Price*	$3.24
Float	7.9M
2018 Pro-Forma Sales[2]	$15.9M
Long-Term Debt[3]	$0
Cash[3]	$4.3M
Total Assets[3]	$15M

Revenue Earnout Hurdles per cbdMD Acquisition Agreement

	Revenue	Shares
2019	$20M	3,812,500
2020	$40M	3,812,500
2021 – June 2022	$80M	3,812,500
July 2022 - 2023	$160M	3,812,500
Totals	*$300M*	*15,250,000*

LB Level Brands

* As of January 8, 2019
[1] Assumes all contractual shares for cbdMD acquisition issued
[2] Combined 2018 calendar year sales of LEVB and cbdMD
[3] As of September 30, 2018

CBD Industry Comps

As of 1/8/19

Company	Ticker	Price	Market Cap (million)	2018 Revenue (million)*	2018 Price/Sales	2019 Revenue (million)**	2019 Price/Sales	Y-o-Y Revenue Growth**
Charlottes Web Holdings	CWBHF	$12.70	$1,178	$74	15.9x	$159	7.4x	114%
CV Sciences	CVSI	$4.44	$420	$41	10.2x	-		
Elixinol Global	ELLXF	$2.04	$254	$29	8.9x	$49	5.2x	72%
				Average	***11.7x***		***6.3x***	
Level Brands (2018)[1]	LEVB	$3.24	$82	$7.5	10.9x			
Level Brands (2019)[2]	LEVB	$3.24	$95			$20	4.1x	167%

For illustrative purposes only. Level Brands is not providing financial projections at this time.

LB Level Brands

* Based on analyst estimates from Bloomberg LP for CWBHF and ELLXF. Estimates for CVSI not available so trailing twelve months from 9/30/18 shown.
** Based on analyst estimates from Bloomberg LP for CWBHF and ELLXF. Estimates for CVSI not available.
[1] Based on cbdMD's estimated $7.5 million sales and current 25.4M shares outstanding and excluding other Level Brands' revenue.
[2] Based on 2019 milestones and approx. 29.2M shares outstanding. For illustrative purposes only. Level Brands is not providing financial projections at this time.

Level Brands

+ cbdMD

Thank you.

Investor Relations: RedChip Companies
Contact: Dave Gentry, CEO
(407) 644-4256, ext. 104 | dave@redchip.com

IR@LevelBrands.com